UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2023

TuSimple Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40326	86-2341575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9191 Towne Centre Drive, Suite 150
San Diego, CA 92122
(Address of principal executive offices, including zip code)
(619) 916-3144
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08	Shareholder Director Nominations.
To the extent applicable, the information contained in Item 8.01 is incorporated herein by reference.

Item 8.01	Other Events.
On September 28, 2023, the Board of Directors (the "Board") of TuSimple Holdings, Inc. a Delaware Corporation (the "Company") set the date for its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) as December 13, 2023. The time and location of the Annual Meeting will be set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission (“SEC”).
The record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting will be the close of business on October 23, 2023. Because the Annual Meeting will be held more than thirty (30) days after the anniversary date of the Company’s 2022 annual meeting of stockholders, the Company is filing this Current Report on Form 8-K to provide the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations.
Stockholders who intend to present proposals for inclusion in the proxy materials for the Annual Meeting under Rule 14a-8 (the "Rule 14a-8") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must ensure that such proposals are received by the Company, in writing, at 9191 Towne Centre Drive, Suite 150, San Diego, CA 92122, no later than October 20, 2023, which the Company has determined to be a reasonable time before it expects to begin to deliver and make available its proxy materials, and must furthermore comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.
Pursuant to the Company’s amended and restated Bylaws (the "Bylaws"), to be considered timely, stockholders who intend to present proposals for director nominations or any other proposal at the Annual Meeting must provide notice in writing to the Company at 9191 Towne Centre Drive, Suite 150, San Diego, CA 92122 no later than 5:00 P.M. Pacific Time on October 9, 2023, the tenth calendar day following the date of this Current Report on Form 8-K publicly announcing the date of the Annual Meeting.
In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 14, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TuSimple Holdings Inc.

By:	/s/ Eric Tapia
Eric Tapia
Chief Financial Officer
Dated: September 29, 2023